UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant  ☒                              Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Syndax Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

March 29, 2022

Dear Stockholder:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (“Annual Meeting”) of Syndax Pharmaceuticals, Inc. (“Syndax”) The meeting will be held on May 11, 2022 at 10:00 a.m. EDT. The Annual Meeting will be held in a virtual meeting format only. You can attend the Annual Meeting online, vote your shares electronically, and submit your questions during the Annual Meeting by visiting www.meetnow.global/MT6W6S. You will not be able to attend the meeting in person.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of 2022 Annual Meeting of Stockholders and proxy statement.

The agenda for this Annual Meeting includes the election of three (3) Class III directors, each to serve a three-year term, an advisory vote on the compensation paid to our named executive officers, an advisory vote on the frequency of future advisory votes on the compensation paid to our named executive officers, and the ratification of the appointment of Deloitte & Touche LLP as Syndax’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Under Securities and Exchange Commission rules, Syndax is providing access to the proxy materials for the Annual Meeting to stockholders via the Internet. Accordingly, you can access the proxy materials and vote your shares in advance of the Annual Meeting at www.investorvote.com/SNDX. Instructions for accessing the proxy materials and voting are described in the attached proxy statement and in the Notice Regarding Availability of Proxy Materials that you received. Your vote is very important. Whether or not you plan to attend the Annual Meeting, please carefully review the proxy statement and then cast your vote, regardless of the number of shares you hold. If you are a stockholder of record, you may vote over the Internet, by telephone, or, if you request to receive a printed set of the proxy materials, by completing, signing, dating and mailing the accompanying proxy card in the return envelope. Submitting your vote via the Internet in advance of the Annual Meeting or by telephone or proxy card will not affect your right to vote during the Annual Meeting if you decide to attend the Annual Meeting. If your shares are held in street name (held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the Internet in advance of the Annual Meeting if your voting instruction form from your broker or nominee includes instructions and a toll-free telephone number or Internet website to do so. In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means at your earliest convenience.

We hope that you will join us on May 11, 2022. Your continuing interest in Syndax is very much appreciated.

Sincerely,

Michael A. Metzger

Chief Executive Officer

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting virtually, please vote by telephone or through the Internet, or, if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you, as promptly as possible in order to ensure your representation at the Annual Meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card and included in the accompanying Proxy Statement. If you participate virtually in the Annual Meeting, you may vote at that time, even if you previously submitted your vote. Please note, however, that if your shares are held of record by a brokerage firm, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that agent in order to vote your shares that are held in such agent's name and account.

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

Time	10:00 a.m., Eastern Daylight time

Date	Wednesday, May 11, 2022

Virtual Meeting

The Annual Meeting will be a virtual meeting through which you can listen to the meeting, submit questions and vote online. You may access the Annual Meeting by visiting www.meetnow.global/MT6W6S and entering the control number (included in the Notice Regarding the Availability of Proxy Materials mailed to you). Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

Purpose

(1)To elect the Board of Directors’ nominees, Keith A. Katkin, Briggs W. Morrison, M.D. and Dennis G. Podlesak, as Class III members of the Board of Directors, to serve until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)To approve, on advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement.

(3)To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers.

(4)To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

(5)To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Record Date

The Board of Directors has fixed the close of business on March 16, 2022 as the record date for determining stockholders entitled to notice of and to vote at the meeting.

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder of record for purposes germane to the Annual Meeting for a period of ten (10) days prior to the Annual Meeting. Please contact the Secretary of the Company to make arrangements to inspect the list. In addition, during the Annual Meeting, that list of stockholders will be available for examination by any stockholder of record at www.meetnow.global/MT6W6S.

By order of the Board of Directors,

Luke J. Albrecht, Senior Vice President, General Counsel & Secretary

Waltham, Massachusetts

March 29, 2022

Important Notice Regarding the Availability of Proxy Materials for the Syndax 2022 Annual Meeting of Stockholders to Be Held on May 11, 2022: This Notice of 2022 Annual Meeting of Stockholders, proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available free of charge at ir.syndax.com.

i

SYNDAX PHARMACEUTICALS, INC.

35 GATEHOUSE DRIVE, BUILDING D, FLOOR 3

WALTHAM, MASSACHUSETTS 02451

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 11, 2022

AT 10:00 AM EDT

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about March 29, 2022, we sent you a Notice Regarding Availability of Proxy Materials (“Notice of Internet Availability”). The Notice of 2022 Annual Meeting of Stockholders (“Notice of Annual Meeting”), this proxy statement and proxy card or, for shares held in street name (held for your account by a broker or other nominee), voting instruction form, and the Annual Report on Form 10-K for the year ending December 31, 2021 (collectively, the “Proxy Materials”) are available to stockholders on the Internet. Instructions on how to access the Proxy Materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability.

As used in this proxy statement, “we,” “us,” “our” and “the Company” refer to Syndax Pharmaceuticals, Inc. The term “Annual Meeting,” as used in this proxy statement, includes any adjournment or postponement of such meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we are providing access to our Proxy Materials over the Internet rather than printing and mailing the Proxy Materials. We believe electronic delivery will expedite the receipt of materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Accordingly, we have sent a Notice of Internet Availability to stockholders of record and beneficial owners of our common stock on or about March 29, 2022 because the Board of Directors (the “Board”) is soliciting your proxy to vote at the 2022 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting. The Notice of Internet Availability will provide instructions as to how stockholders may access and review the Proxy Materials on the website referred to in the Notice of Internet Availability or, alternatively, how to request that a printed set of the Proxy Materials, including a proxy card, be sent to them by mail. The Notice of Internet Availability will also provide voting instructions. In addition, stockholders of record may request to receive the Proxy Materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that while our Proxy Materials are available at the website referenced in the Notice of Internet Availability, and our Notice of Annual Meeting, proxy statement and Annual Report on Form 10-K are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this proxy statement.

Will I receive any other proxy materials by mail?

You will not receive any additional Proxy Materials via mail unless you request a printed copy of the Proxy Materials in accordance with the instructions set forth in the Notice. We may elect, in our discretion, to send you a proxy card and a second Notice of Internet Availability, which we may send on or after April 6, 2022.

Why is Syndax conducting a virtual Annual Meeting?

Due to the public health crisis relating to COVID-19, we believe that utilizing the virtual meeting format will help protect the health and well-being of our directors, employees and stockholders who wish to attend the Annual Meeting. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting, including the ability to submit questions and comments and to vote. We believe that hosting a virtual meeting is in the best interest of our stockholders and enables increased stockholder attendance and participation considering the current circumstances.

How do I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders through which you can listen to the meeting, submit questions and vote online. You are entitled to participate in the Annual Meeting only if you were a stockholder of the

Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. We are not holding a physical meeting.

The meeting will be held on Wednesday, May 11, 2022 at 10:00 a.m., Eastern Daylight Time and can be accessed by visiting www.meetnow.global/MT6W6S and entering the control number included on your Notice of Internet Availability, on your proxy card or on the instructions that accompanied your proxy materials, as applicable. If your shares are held by a broker and you do not have a control number, please contact your broker as soon as possible that you can be provided with a control number. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement. Information on how to vote online during the Annual Meeting is discussed below.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted at https://support.vevent.com or at www.meetnow.global/MT6W6S. Technical support will be available starting at 8:45 a.m. Eastern Daylight Time on May 11, 2022.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare Trust Company, N.A. (“Computershare”)), you do not need to register to attend the Annual Meeting. Please follow the instructions on the notice or proxy card that you received to join the Annual Meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting or to vote or ask questions during the Annual Meeting.

To register to attend the Annual Meeting you must submit proof of your proxy power (legal proxy) reflecting your holdings in the Company along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Daylight Time, on May 10, 2022. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to Computershare by:

By email:	Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:Computershare Trust Company, N.A.

Syndax Pharmaceuticals Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

When is the record date for the Annual Meeting?

The Board has fixed the record date for the Annual Meeting as of the close of business on March 16, 2022.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on March 16, 2022 will be entitled to vote at the Annual Meeting. On this record date, a total of 55,015,245 shares of common stock of the Company were issued and outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter.

Stockholder of Record: Shares Registered in Your Name

If on March 16, 2022, your shares were registered directly in your name with Computershare, then you are a stockholder of record. As a stockholder of record, you may vote at the meeting, vote by proxy over the telephone or through the internet, or vote by proxy using a proxy card that you may request or that we may elect to deliver later. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Similar Organization

If on March 16, 2022, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Internet Availability is being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I vote?

If you are a stockholder of record and your shares are registered directly in your name, you may vote:

•

By Internet in Advance of the Annual Meeting. Access the website of our tabulator, Computershare, at: www.investorvote.com/SNDX, using the control number printed on the Notice of Internet Availability. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. If you vote on the Internet, you may also request electronic delivery of future proxy materials. Your Internet vote in advance of the Annual Meeting must be received by 1:00 a.m., EDT on May 11, 2022 to be counted.

•

By Telephone. Call 1-800-652-VOTE (8683) toll-free from the U.S., U.S. territories and Canada, and follow the instructions on the Notice of Internet Availability. You will be asked to provide your control number from the Notice of Internet Availability. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your telephone vote cannot be completed. Your telephone vote must be received by 1:00 a.m., EDT on May 11, 2022 to be counted.

•

By Proxy Card. Complete and mail the proxy card that may be delivered and return it promptly in the envelope provided. Your proxy will be voted in accordance with your instructions.  If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. If you are mailed or otherwise receive or obtain a proxy card or voting instruction form, and you choose to vote by telephone or by Internet, you do not have to return your proxy card or voting instruction form.

•

During the Annual Meeting. You will be able to attend the Annual Meeting online and vote during the meeting by visiting www.meetnow.global/MT6W6S and entering the control number included on your Notice of Internet Availability, on your proxy card or on the instructions that accompanied your proxy materials, as applicable. See “How do I register to attend the Annual Meeting virtually on the Internet?” for additional information.

If your shares of common stock are held in street name (i.e., held for your account by a broker, bank or other nominee), you should have received a Notice of Internet Availability containing voting instructions from that organization rather than from us. You should follow the instructions in the Notice of Internet Availability to ensure your vote is counted. To vote during the Annual Meeting, you must obtain a valid proxy from your broker or other nominee. Follow the instructions from your broker, bank or other nominee or contact your broker, bank or other nominee to request a proxy form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

What are the Board’s recommendations on how to vote my shares?

The Board recommends a vote:

Proposal 1: FOR election of the three Class III director nominees (page 7)

Proposal 2: FOR advisory vote on the executive compensation paid to our named executive officers (page 20)

Proposal 3: FOR every One Year as the preferred frequency of stockholder advisory votes on the executive compensation of our named executive officers (page 21)

Proposal 4: FOR ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm (page 22)

Who pays the cost for soliciting proxies?

We will pay the entire cost of soliciting proxies. In addition to these Proxy Materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokers, banks, custodians, other nominees and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote but do not make specific choices?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the annual meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each nominee for director, “For” the advisory approval of executive compensation, for “One Year” as the preferred frequency of advisory stockholder vote to approve executive compensation and “For” ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm.  If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (“NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Proposals 1, 2 and 3 are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, Proposal 4 is considered to be a “routine” matter under NYSE rules meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 4.

If you are a beneficial owner of shares held in street name, and you do not plan to attend the meeting, in order to ensure that your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials that you receive from your broker, bank or other agent.

Can I change my vote?

Stockholder of Record: Shares Registered in Your Name

Yes. If you are the stockholder of record for your shares, you may revoke your proxy at any time before the final vote at the Annual Meeting in one of the following ways:

•	by notifying our Secretary in writing at 35 Gatehouse Drive, Building D, Floor 3, Waltham, Massachusetts 02451 that you are revoking your proxy;
•	by submitting another properly completed proxy with a later date;
•	by transmitting a subsequent vote over the Internet or by telephone prior to by 1:00 a.m., EDT on May 11, 2022; or
•	by attending and voting online during the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Similar Organization

If your shares are held in street name, you must contact your broker or nominee for instructions as to how to change your vote. Your attendance at the Annual Meeting does not revoke your proxy. Your last vote, whether prior to or at the Annual Meeting, is the vote that we will count.

How is a quorum reached?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting or represented by proxy. Shares held of record by stockholders or brokers, bankers or other nominees who do not return a valid proxy or attend the Annual Meeting will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. The inspectors of election appointed for the Annual Meeting will determine whether a quorum is present.

Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. If there is no quorum, the chairperson of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

What vote is required to approve each item and how are votes counted?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes	Matter
	Election of Directors	Nominees receiving the most “For” votes; withheld votes will have no effect.	Not applicable	No effect	Non-routine
	Advisory approval of the executive compensation of our named executive officers	“For” votes from the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on the matter.	Against	No effect	Non-routine
	Advisory vote on the frequency of stockholder advisory votes on executive compensation	The frequency receiving the votes of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on the matter.	Against	No effect	Non-routine
	Ratification of the selection of Deloitte and Touche LLP as the Company’s independent registered public accounting firm	“For” votes from the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on the matter.	Against	Not applicable(1)	Routine
(1)

This proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority to vote your shares on this proposal.

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the meeting, the persons named on the proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

What happens if the meeting is postponed or adjourned?

Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, or Form 8-K, that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What does it mean if I receive more than one Notice of Internet Availability?

It means that your shares may be registered in one or more names or multiple accounts at the transfer agent or with brokers. Please follow the instructions on the notices to ensure that all your shares are voted.

When are stockholder proposals due for the 2023 Annual Meeting of Stockholders?

If you wish to submit proposals for inclusion in our proxy statement for the 2023 annual meeting of stockholders, or the 2022 Annual Meeting, we must receive them on or before November 29, 2022. Nothing in this paragraph shall require us to include in our proxy statement and proxy card for the 2022 Annual Meeting any stockholder proposal that does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

If you wish to nominate a director or submit a proposal for presentation at the 2023 Annual Meeting, without including such proposal in next year’s proxy statement, you must be a stockholder of record and provide timely notice in writing to our Secretary at c/o Syndax Pharmaceuticals, Inc. 35 Gatehouse Drive, Building D, Floor 3, Waltham, Massachusetts 02451. To be timely, we must receive the notice not less than 90 days nor more than 120 days prior to the first anniversary of the Annual Meeting, that is, between January 11, 2023 and February 10, 2023; provided, however, that in the event that the date of the 2023 Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, we must receive your notice (a) no earlier than the close of business on the 120th day prior to the currently proposed 2023 Annual Meeting and (b) no later than the close of business on the later of the 90th day prior to the 2023 Annual Meeting or the 10th day following the day on which we first make a public announcement of the date of the 2023 Annual Meeting. Your written notice must contain specific information required in Section 2.13 of our amended and restated bylaws, or “Bylaws.” For additional information about our director nomination requirements, please see our Bylaws.

Who should I call if I have any additional questions?

If you are the stockholder of record for your shares, please call Luke J. Albrecht, Senior Vice President, General Counsel and Secretary of the Company, at (781) 419-1400. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

PROPOSAL 1: ELECTION OF DIRECTORS

General

Our Board currently consists of eight directors. Our amended and restated certificate of incorporation provides for a classified Board consisting of three classes of directors. Currently, Classes II and III each consist of three directors and Class I consists of two directors. Each class serves a staggered three-year term. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election or if sooner, until the director’s death, resignation or removal. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors.  A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. There are currently no vacancies on the Board.

There are three directors in Class III whose term of office expires in 2022. Upon the recommendation of the Nominating and Corporate Governance Committee, our Board has nominated the three individuals listed in the table below for election as directors at the Annual Meeting. Each of the nominees listed below is currently a director of the Company who was previously elected by the stockholders. If you elect the nominees listed below, they will each hold office until the annual meeting of stockholders in 2025 and until each of their successors has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. All nominees are currently serving on our Board and have consented to being named in this proxy statement and to serve if elected.

If any nominee is unable or does not qualify to serve, you or your proxy may vote for another nominee proposed by the Board. If, for any reason, these nominees prove unable or unwilling to stand for election or cease to qualify to serve as directors, the Board will nominate alternates or reduce the size of the Board to eliminate the vacancies. The Board has no reason to believe that any of the nominees would prove unable to serve if elected. There are no arrangements or understandings between us and any director, or nominee for directorship, pursuant to which such person was selected as a director or nominee.

		Term		Director
Nominees	Age (1)	Expires	Position(s) Held	Since
Keith A. Katkin	50	2022	Director	2017
Briggs W. Morrison, M.D.	63	2022	President, Head of Research and Development, Director	2015
Dennis G. Podlesak	64	2022	Director	2008

(1) Ages as of March 29, 2022

Vote Required

Directors are elected by a plurality of the votes of the shares present during the meeting or represented by proxy and entitled to vote on the election of directors. Accordingly, the three nominees receiving the most “FOR” votes will be elected as directors. You may not vote your shares cumulatively for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named above. If any nominee becomes unavailable for election because of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our Board. Your proxy cannot be voted for a greater number of persons than the number of director nominees named in this proxy statement.

Our Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR

EACH OF THESE DIRECTOR NOMINEES FOR CLASS III DIRECTOR

(PROPOSAL 1 ON YOUR NOTICE OF INTERNET AVAILABILITY)

Information About Our Board of Directors

Set forth below are the names, ages and length of service of the remaining members of our Board whose terms continue beyond the Annual Meeting.

		Term		Director
Continuing Directors	Age (1)	Expires	Position(s) Held	Since
Pierre Legault	61	2023	Director	2017
Michael A. Metzger	51	2023	Chief Executive Officer, Director	2019
Martin H. Huber, M.D.	62	2024	Director	2021
Jennifer Jarrett	51	2024	Director	2018
William Meury	54	2024	Director	2018

(1) Ages as of March 29 2022

The principal occupation, business experience and education of each nominee for election as director and each continuing and retiring director are set forth below. Unless otherwise indicated, principal occupations shown for each director have extended for five or more years.

Nominees for Election

Keith A. Katkin – Mr. Katkin is a Class III director who has served as a member of our board of directors since March 2017. From September 2017 through March 2020, Mr. Katkin served as the Chief Executive Officer and a member of the board of directors of Urovant Sciences Ltd., a publicly traded biopharmaceutical company. From March 2007 through January 2016, he was President and Chief Executive Officer of Avanir Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, where he led the execution of the company’s sale to Otsuka Pharmaceutical Co., Ltd. in 2015. Mr. Katkin joined Avanir in July 2005 as the Senior Vice President of Sales and Marketing and a member of Avanir’s executive management team. While at Avanir, Mr. Katkin was responsible for creating and executing the plan that led to the approval of Nuedexta and the company’s growth to commercial success. Prior to joining Avanir, Mr. Katkin served as the Vice President, Commercial Development for Peninsula Pharmaceuticals, Inc., a privately held biopharmaceutical company, playing a key role in the concurrent initial public offering and ultimate sale of the company to Johnson and Johnson. Additionally, Mr. Katkin’s employment experience includes leadership roles at InterMune, Amgen and Abbott Laboratories. Mr. Katkin currently serves as a director at Eledon Pharmaceuticals, Inc. (Chairman), Emergent BioSolutions, Inc. and Rigel Pharmaceuticals, Inc., each of which is a publicly traded company, and as an adviser to the board of directors at Urovant. Mr. Katkin has an M.B.A. from the Anderson School at UCLA and earned a B.S. in Business and Accounting from Indiana University. Mr. Katkin is also a licensed Certified Public Accountant. We believe that Mr. Katkin’s executive experience and his membership on the board of directors of several biotechnology companies qualify him to serve as a member of our board of directors.

Briggs W. Morrison, M.D. – Dr. Morrison is a Class III director who has served as our President, Head of Research and Development since February 2022 and previously served as our Chief Executive Officer since June 2015 and as a member of our board of directors since July 2015. Dr. Morrison currently serves as a managing director of MPM Capital, a healthcare-focused venture capital firm, since June 2015. Prior to joining us, he served as Executive Vice President, Global Medicines Development and Chief Medical Officer at AstraZeneca plc, a publicly traded company, from January 2012 to June 2015, leading the company’s global, late-stage development organization and serving as a member of the AstraZeneca senior executive team. He previously held a number of positions at Pfizer Inc., a publicly traded company, from 2007 to January 2012 that culminated in his appointment as Head, Medical Affairs, Safety and Regulatory Affairs for Pfizer’s human health business, and also served in roles of increasing responsibility at Merck Research Laboratories, a division of Merck & Co., Inc., from 1995 to 2007, ascending to the role of Vice President, Clinical Sciences, Oncology, responsible for clinical development of all novel anti-cancer drugs. Dr. Morrison is on the board of Arvinas, Inc, Repare Therapeutics and Werewolf Therapeutics, each of which is a publicly traded company, as well as the boards of several private companies. Dr. Morrison received a B.S. in biology from Georgetown University and an M.D. from the University of Connecticut. We believe that Dr. Morrison’s experience as an executive officer of other successful companies in the pharmaceutical industry gives him the qualifications, skills and financial expertise to serve on our board of director.

Dennis G. Podlesak – Mr. Podlesak is a Class III director who has served as chairman of our board of directors since December 2008. Mr. Podlesak is the Chief Executive Officer and Managing Partner of Canaan Partners’ Axceliux LLC, and is an Advisory Partner of Domain Associates, LLC which he joined in November 2007, both of which are life science-focused venture capital firms. Mr. Podlesak previously served as the Chairman of the board of Tobira Therapeutics, a publicly traded biopharmaceutical company that was acquired by Allergan plc. Mr. Podlesak also served on the board of Avanir Pharmaceuticals, a publicly traded biopharmaceutical company, through its acquisition by Otsuka Pharmaceuticals, and was a founding board member of Rightcare Solutions, which was acquired by Cardinal Health. Mr. Podlesak was also the founder and the Chief Executive Officer of Calixa Therapeutics, Inc., a privately held biopharmaceutical company that was acquired by Cubist Pharmaceuticals, and Mr. Podlesak was the Executive Chairman of Corthera, Inc., a privately held biopharmaceutical company which was acquired by Novartis AG. Earlier in his career, Mr. Podlesak served as the Founder and Chief Executive Officer of Cerexa, Inc., a privately held biotechnology company, which became a wholly owned subsidiary of Forest Laboratories, Inc. after being acquired by Forest. Prior to Cerexa, Mr. Podlesak served as the Chief Executive Officer of Peninsula Pharmaceuticals Inc., a privately held pharmaceutical company, and led the sale of Peninsula to Johnson & Johnson’s Ortho-McNeil Pharmaceutical subsidiary. Prior to joining Peninsula, Mr. Podlesak held various executive management positions at Novartis AG, a publicly traded healthcare company, Allergan, plc, a publicly traded healthcare company and Smith Kline Beecham (now GlaxoSmithKline plc, a publicly traded pharmaceutical company). Mr. Podlesak received a B.A. and an M.B.A. from Pepperdine University, and has completed postgraduate studies at the Wharton School, University of Pennsylvania. We believe that Mr. Podlesak’s experience in the venture capital industry, his experience as the Chief Executive Officer and Chairman of other successful companies in the biotechnology industry, his over 20 years of strategic, operational and commercial experience in the pharmaceutical industry, and his service as a director of other publicly traded and privately held life science companies give him the qualifications, skills and financial expertise to serve on our board of directors.

Continuing Directors

Pierre Legault – Mr. Legault is a Class I director who has served as a member of our board of directors since January 2017. Mr. Legault also serves on the board of Bicycle Therapeutics (Chairman) and Poxel Pharmaceuticals (Chairman), each of which is a publicly traded company, as well as the boards of several private companies. Previously, he served on the board of Clementia Pharmaceuticals, Armo BioSciences, Tobira Therapeutics, NPS Pharmaceuticals, Forest Laboratories, Cyclacel Pharmaceuticals, Eckerd Pharmacy, Regado Biosciences, NephroGenex and several others. Mr. Legault served as Chairman of NephroGenex from 2012 through 2013 and Chief Executive Officer from 2014 through 2016, as Chief Executive Officer of Prosidion from 2010 through 2012, and Executive Vice President, Chief Financial Officer, and Treasurer of OSI Pharmaceuticals from 2009 through 2010. His prior senior executive experience also includes serving as President of Eckerd Pharmacy and as Executive Vice President and Chief Administrative Officer of Rite Aid Corporation. Mr. Legault studied at McGill University, HEC Montreal and Harvard Business School. He holds an MBA, BAA, CA, CPA and Six Sigma Green Belt diplomas. We believe that Mr. Legault’s executive experience and his membership, including service as the chairman, on the board of directors of a number of biopharmaceutical companies qualify him to serve as a member of our board of directors.

Michael A. Metzger – Mr. Metzger is a Class I director who has served as our Chief Executive Officer since February 2022 and previously served as our President and Chief Operating Officer since May 2015 and as a member of our board of directors since July 2019. Prior to joining us, Mr. Metzger was President and COO from December 2013 to October 2014 and President and Chief Executive Officer and a member of the board of directors of Regado Biosciences, Inc., a former publicly traded biotechnology company that merged with Tobira Therapeutics, Inc., from October 2014 to May 2015, where he oversaw the company’s successful merger with Tobira Therapeutics, Inc. in 2015. Previously, Mr. Metzger served as Executive Vice President and Chief Operating Officer at Mersana Therapeutics, Inc., a privately held biopharmaceutical company developing novel immunoconjugate therapies for cancer, from March 2011 to November 2013, and in senior business development positions including leading mergers and acquisitions at Forest Laboratories, LLC, which was acquired by Allergan plc, a publicly traded company, from 2006 to February 2011. Prior to Forest, Mr. Metzger served as Vice President Corporate Development at Onconova Therapeutics, Inc. and was a Managing Director at MESA Partners, Inc., a venture capital firm. Mr. Metzger currently serves on the board of CTI Biopharma Corp., a publicly traded biopharmaceutical company, as well as the boards of other private and not-for-profit companies. Mr. Metzger received a B.A. from George Washington University and an M.B.A. in Finance from the New York University Stern School of Business. We believe that Mr. Metzger’s executive experience and his membership on the board of directors of several biotechnology companies qualify him to serve as a member of our board of directors.

Martin H. Huber, M.D. – Dr. Huber is a Class II director who has served as a member of our board of directors since September 2021. Dr. Huber currently serves as the President of R&D and Chief Medical Officer of Xilio Therapeutics, Inc. Prior to joining Xilio in April 2020, Dr. Huber served as Senior Vice President, Chief Medical Officer at TESARO, Inc. from September 2015 until its January 2019 acquisition by GlaxoSmithKline plc, and once acquired, as Senior Vice President, Clinical, until April 2020. Prior to TESARO, Dr. Huber served as Vice President, Oncology Clinical Research at Merck Research Laboratories from 2012 to 2015. Prior to Merck, he served in roles of increasing responsibility at Schering-Plough, Hoffmann-La Roche and Rhone-Poulenc Rorer, where he led teams in the areas of oncology clinical development, drug safety and pharmacovigilance. He was previously an Assistant Professor of Oncology at the University of Texas M.D. Anderson Cancer Center. Dr. Huber currently serves on the Board of Directors of Mersana Therapeutics, Inc. Dr. Huber earned his M.D.

from Baylor College of Medicine.  We believe that Dr. Huber’s extensive experience and leadership, including in serving as head of research and development and as a chief medical officer in the biopharmaceutical industry, qualify him to serve as one of our directors.

Jennifer Jarrett – Ms. Jarrett is a Class II director who has served as a member of our board of directors since September 2018. Since October 2020, Ms. Jarrett has served as Chief Operating Officer of Arcus Biosciences, a biotechnology company. From February 2019 through September 2020, she served as Vice President of Corporate Development and Capital Markets of Uber Technologies, a technology company, and from June 2018 to January 2019 served as Arcus Bioscience’s Chief Operating Officer and Chief Financial Officer and as its Chief Business Officer and Chief Financial Officer from March 2017 to June 2018. From April 2016 to September 2016, Ms. Jarrett was the Chief Financial Officer of Medivation, a commercial biopharmaceutical company, which was acquired by Pfizer. Before Medivation, Ms. Jarrett spent 20 years in investment banking, most recently at Citigroup where she ran the firm’s west coast life sciences investment banking practice, and prior to that at Credit Suisse and Donaldson, Lufkin & Jenrette. Ms. Jarrett currently serves on the board of directors of Arcus Biosciences, which is a publicly traded company, and previously served on the board of each of Arena Pharmaceuticals and Audentes Therapeutics. Ms. Jarrett received a B.A. in Economics from Dartmouth College and her M.B.A. from the Stanford Graduate School of Business. We believe that Ms. Jarrett’s extensive experience and leadership, including in investment banking and in serving as a chief financial officer and chief business officer in the biopharmaceutical industry, qualify her to serve as one of our directors.

William Meury – Mr. Meury is a Class II director who has served as a member of our board of directors since September 2018. Since May 2020, Mr. Meury has served as a Partner at Hildred Capital Management, a private equity firm focusing on the healthcare industry. Prior to joining Hildred Capital Management, Mr. Meury served as the Chief Commercial Officer of Allergan, plc, a global pharmaceutical company from May 2016 through its acquisition by AbbVie plc. Mr. Meury previously served as Allergan’s President, Branded Pharma from March 2015 to May 2016 and joined Allergan in July 2014 as Executive Vice President, Commercial, North American Brands. He has significant experience in launching and commercializing healthcare products. Prior to joining Allergan, Mr. Meury served as Executive Vice President, Sales and Marketing at Forest Laboratories, Inc. He joined Forest in 1993 and held multiple roles of increasing responsibility in Marketing, New Products, Business Development, and Sales. Before joining Forest, Mr. Meury worked in public accounting for Reznick Fedder & Silverman and in financial reporting for MCI Communications. Mr. Meury is currently on the board of directors of several private organizations. Mr. Meury earned his B.S. in Economics from the University of Maryland. We believe that Mr. Meury’s significant executive and commercial experience and leadership, including in launching healthcare products, as well as his background in finance, qualify him to serve as a member of our board of directors.

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers who are not directors, as of the date of this proxy statement:

Name	Age	Position(s)
Luke J. Albrecht	43	Senior Vice President, General Counsel and Secretary
Anjali Ganguli, Ph.D.	46	Chief Business Officer
Catherine Madigan, M.D.	50	Chief Medical Officer
Alexander Nolte	50	Vice President, Chief Accounting Officer
Peter Ordentlich, Ph.D.	53	Chief Scientific Officer

Luke J. Albrecht – Mr. Albrecht has served as our Senior Vice President, General Counsel and Secretary since February 2020, as our Vice President, General Counsel since August 2016 and as our Secretary since September 2016.  Previously he was Vice President, General Counsel and Secretary, Chief Compliance Officer for Boston Heart Diagnostics Corporation from March 2013 to May 2016.  Prior to Boston Heart, Mr. Albrecht was in-house counsel for Advanced BioHealing, Inc. where he held senior legal positions from August 2009 and, following the company’s acquisition by Shire plc, with Shire Regenerative Medicine, to December 2012.  He practiced corporate and transactional law at the international law firms McDermott Will & Emery LLP from August 2004 to July 2007 and Cooley LLP from July 2007 to August 2009.  Mr. Albrecht received a B.A. from the University of New Hampshire and a J.D. from Suffolk University Law School.

Anjali Ganguli, Ph.D. – Dr. Ganguli has served as our Chief Business Officer since September 2021 and previously was Vice President, Corporate Development leading business development and investor relations since joining the company in May 2015. Prior to Syndax, Dr. Ganguli was VP Corporate Development at Regado Biosciences from February 2014 to May 2015, where she aided in the company’s successful merger with Tobira Therapeutics, Inc. Previously, Dr. Ganguli held roles within Marketing and Commercial Assessments at Forest Laboratories, LLC, prioritizing due diligence opportunities and supporting business development transactions of clinical stage assets; and served as an equity research analyst at CIBC World Markets, covering mid and small cap biopharmaceutical companies. Dr. Ganguli received a B.S. in Biological Chemistry at the University of Chicago, a Ph.D. in Medicinal Chemistry at the University of Michigan and conducted research as a NIH post-doctoral fellow at the University of California, Berkeley.

Catherine Madigan, M.D. – Dr. Madigan has served as our Chief Medical Officer since March 2022. Prior to joining the Company, Dr. Madigan served as Vice President, Head of Clinical Development at Syros Pharmaceuticals. Prior to joining Syros, she served as Senior Medical Director at Alnylam Pharmaceuticals, and was a Medical Director in Biogen’s Rare Disease Innovation Unit. Dr. Madigan previously held various academic positions of increasing responsibility at University of California San Diego/ Rady Children’s Hospital San Diego. Dr. Madigan received a B.A. in Asian Studies from Dartmouth College and an M.D. from the Keck School of Medicine of the University of Southern California.

Alexander Nolte – Mr. Nolte has served as the Company’s Vice President, Chief Accounting Officer since September 2021 and previously served as Vice President, Corporate Finance since February 2021 and as Corporate Controller since April 2017. Prior to that, he served as Corporate Controller from July 2015 to April 2017 at CoLucid Pharmaceuticals, responsible for the financial operations of the company. From September 2013 to July 2015, he served as Director of Revenue Recognition and International Accounting at Aegerion Pharmaceuticals. From March 2008 to September 2013, Mr. Nolte held several finance positions at Genzyme Corporation. He began his professional career at KPMG Accountants NV in the Netherlands and PricewaterhouseCoopers LLP in Boston, Massachusetts. Mr. Nolte received his B.S. in Accountancy, from The Hague University (the Netherlands) and is a licensed Certified Public Accountant in the State of Massachusetts.

Peter Ordentlich, Ph.D. – Dr. Ordentlich co-founded the Company in October 2005 and has served as our Chief Scientific Officer since September 2016. Dr. Ordentlich previously served as our Chief Technical Officer from November 2013 to August 2016, our Vice President, Translational Medicine from January 2012 to October 2013, our Executive Director, Translational Science from January 2011 to December 2011, and our Director, Scientific Affairs and Strategic Alliances from January 2008 to December 2010. Prior to founding the company, Dr. Ordentlich was a scientist at the Salk Institute for Biological Studies, a biological research non-profit organization. He also spent five years as a research scientist at X-Ceptor Therapeutics, Inc., a drug discovery company, which was acquired by Exelixis, Inc. Dr. Ordentlich received a B.A. in Biochemistry and a Ph.D. in Immunology from the University of Pennsylvania.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board Diversity

The Board diversity matrix, below, provides the diversity statistics for our Board of Directors.

Board Diversity Matrix (As of March 16, 2022)
Total Number of Directors	8
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	–	1
Part II: Demographic Background
African American or Black	–	–	–	–
Alaskan Native or Native American	–	–	–	–
Asian	–	–	–	–
Hispanic or Latinx	–	–	–	–
Native Hawaiian or Pacific Islander	–	–	–	–
White	1	6	–	–
Two or More Races or Ethnicities	–	–	–	–
LGBTQ+	–
Did Not Disclose Demographic Background	1

Board Independence

Rule 5605 of the Nasdaq Listing Rules requires that independent directors compose a majority of a listed company’s board of directors. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions including certain phase-in rules, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Under Nasdaq Listing Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the company or any of its subsidiaries; or (ii) be an affiliated person of the company or any of its subsidiaries. In addition to satisfying general independence requirements under the Nasdaq Listing Rules, members of the compensation committee must also satisfy additional independence requirements set forth in Rule 10C-1 under the Exchange Act and Nasdaq Listing Rule 5605(d)(2). Pursuant to Rule 10C-1 under the Exchange Act and Nasdaq Listing Rule 5605(d)(2), in affirmatively determining the independence of a member of a compensation committee of a listed company, the board of directors must consider all factors specifically relevant to determining whether that member has a relationship with the company that is material to that member’s ability to be independent from management in connection with the duties of a compensation committee member, including: (a) the source of compensation of such member, including any consulting, advisory or other compensatory fee paid by the company to such member; and (b) whether such member is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, our Board has affirmatively determined that all our directors, except Michael A. Metzger, who serves as our Chief Executive Officer, and Briggs W. Morrison, M.D., who serves as our President and Head of Research and Development, are independent directors within the meaning of the applicable Nasdaq Listing Rules and SEC rules. In making this determination, our Board has determined, upon the recommendation of our Nominating and Corporate Governance Committee, that none of these directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is independent within the meaning of the director independence standards established by the SEC and the Nasdaq Listing Rules. The Board also determined that each member of our Audit, Compensation and Nominating and Corporate Governance

Committees satisfies the independence standards for such committees established by the SEC and the Nasdaq Listing Rules, as applicable.

At least annually, our Board will evaluate all relationships between us and each director considering relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such director’s ability to satisfy his or her responsibilities as an independent director. Based on this evaluation, our Board will make an annual determination of whether each director is independent within the meaning of Nasdaq and the SEC independence standards.

Board Meetings and Attendance

Our Board held four meetings during the fiscal year ended December 31, 2021. Except as noted below, each of the incumbent directors attended 100% of the total meetings of the Board and at least 75% the meetings of the committees of the Board on which he or she served during the fiscal year ended December 31, 2021 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee). Mr. Meury was unable to attend three of seven Audit Committee meetings that occurred during his tenure on the Committee during 2021 due to professional conflicts with the scheduled meeting time. It is our policy to encourage our directors to attend the Annual Meeting. All of our directors attended our 2021 annual meeting of stockholders.

Board Committees

Our Board has established four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Science and Technology Committee, each of which is composed solely of independent directors and is described more fully below. Each committee operates pursuant to a written charter and each committee reviews and assesses the adequacy of its charter and submits its charter to the Board for approval. The charters for each committee are all available on our website, www.syndax.com. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

The following table provides membership and meeting information for the year ended December 31, 2021 for each committee:

			Nominating and	Science and Technology
	Audit	Compensation	Corporate Governance
Name	Committee	Committee	Committee	Committee
Fabrice Egros, Ph.D.(1)
Martin H. Huber, M.D.
Jennifer Jarrett
Keith A. Katkin
Pierre Legault
Dennis G. Podlesak(1)
Total committee meetings in 2021	9	4	5	1

Chair Member
Financial Expert
(1) Dr. Egros retired from our Board and its committees in February 2022. Mr. Podlesak was appointed to the Audit Committee to fill the vacancy created by Dr. Egros’ retirement.

Below is a description of each committee of the Board.

Audit Committee

Dr. Egros and Messrs. Katkin, Legault and Meury, served as members of the Audit Committee during 2021, with Mr. Legault serving as chair of the committee. Mr. Meury voluntarily resigned from the committee in September 2021 due to professional conflicts and Dr. Egros retired from our Board and this committee in February 2022.  Mr. Podlesak joined the Audit Committee as member in February 2022. Our Board has determined that each current member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Exchange Act and the applicable listing standards of Nasdaq. Our Board determined that Messrs. Katkin and Legault are currently each an “audit committee financial expert,” both within the meaning of the SEC regulations and applicable listing standards of Nasdaq. The report of the Audit Committee is included in this proxy statement under “Report of the Audit Committee.” The functions of our Audit Committee include, among other things:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	approving audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•	reviewing the audit plan with the independent registered public accounting firm and members of management responsible for preparing our financial statements;
•

reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	reviewing the adequacy of our internal control over financial reporting;
•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•

recommending, based upon the Audit Committee’s review and discussions with management and the independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•	preparing the Audit Committee report required by the rules of the SEC to be included in our annual proxy statement;
•	reviewing all related party transactions for potential conflict of interest situations and approving all such transactions;
•	monitoring compliance with our investment policy; and
•	reviewing quarterly earnings releases.

AUDIT COMMITTEE REPORT

The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with management of the Company. The audit committee has discussed with our independent registered public accounting firm, Deloitte & Touche LLP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding Deloitte & Touche LLP’s communications with the audit committee concerning independence, and has discussed with Deloitte & Touche LLP the firm’s independence. Based on the foregoing, the audit committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

Syndax Pharmaceuticals, Inc.

Audit Committee

Pierre Legault, Chair

Keith A. Katkin

Dennis G. Podlesak

Compensation Committee

Messrs. Katkin, Legault and Podlesak served as members of the Compensation Committee during 2021, with Mr. Katkin serving as chair of the committee. Our Board has determined that each current member of the Compensation Committee is “independent” as defined under the applicable listing standards of Nasdaq. The functions of our Compensation Committee include, among other things:

•	annually reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
•	evaluating the performance of our Chief Executive Officer considering such corporate goals and objectives and determining the compensation of our Chief Executive Officer;
•	reviewing and approving the compensation of our other executive officers and certain other members of senior management;
•	appointing, compensating and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the Compensation Committee;
•	conducting the independence assessment outlined in Nasdaq rules with respect to any compensation consultant, legal counsel or other advisor retained by the Compensation Committee;
•	annually reviewing and reassessing the adequacy of the committee charter in its compliance with the listing requirements of Nasdaq;
•	reviewing and establishing our overall management compensation, philosophy and policy;
•	overseeing and administering our compensation and similar plans;
•	reviewing and approving our policies and procedures for the grant of equity-based awards;
•	reviewing and making recommendations to the Board with respect to director compensation;
•	reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K; and
•	reviewing and discussing with the Board corporate succession plans for the Chief Executive Officer and other key officers.

In fulfilling its responsibilities, the Compensation Committee may delegate any or all its responsibilities to a subcommittee of the Compensation Committee, but only to the extent consistent with our amended and restated certificate of incorporation, Bylaws, our Corporate Governance Guidelines, Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) (as applicable), the Nasdaq Listing Rules and other applicable law. In addition, pursuant to its charter, the Compensation Committee has the sole authority, in its sole discretion, to retain compensation consultants to assist the Compensation Committee with its functions, including any studies or investigations. The Compensation Committee engaged Radford as a compensation consultant in 2021. At the request of the Compensation Committee, Radford evaluated and provided recommendations regarding our executive and Board equity compensation programs and peer equity trends.

Historically, our Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the last quarter of the year. However, our Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, our Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, including analyses of executive and director compensation paid at a peer group of other companies approved by our Compensation Committee.

Nominating and Corporate Governance Committee

Ms. Jarrett and Messrs. Katkin, Legault and Podlesak served as members of the Nominating and Corporate Governance Committee during 2021, with Mr. Podlesak serving as chair of the committee. Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined under the applicable listing standards of Nasdaq. The functions of our Nominating and Corporate Governance Committee include, among other things:

•	developing and recommending to the Board criteria for membership of the Board and committees;
•	establishing procedures for identifying and evaluating Board candidates, including candidates recommended by stockholders;
•	identifying individuals qualified to become members of the Board;
•	recommending to the Board the persons to be nominated for election as directors and to each of the committees of the Board;
•	developing and recommending to the Board a set of corporate governance guidelines; and
•	overseeing the evaluation of the Board and management.

Science and Technology Committee

Following Dr. Huber’s appointment to the Board in September 2021, the Board reconstituted our Science and Technology Committee appointing Dr. Huber as chair of the committee. In December 2021, the Board appointed Ms. Jarrett and Mr. Katkin as members of the committee. The functions of our Science and Technology Committee include, among other things:

•	providing recommendations to the Board and management on research and development portfolio structure and optimization;
•	providing recommendations to the Board and management on path to clinic and path to market strategies for the Company’s programs;
•	providing recommendations to the Board and management on potential buy-side business development opportunities from a scientific, medical and regulatory perspective;
•	assisting management in screening and technically evaluating buy-side business development opportunities from a scientific, medical and regulatory perspective; and
•	supporting management in strategizing, messaging and networking with respect to sell-side business development opportunities from a scientific and technical perspective.

Our Board may establish other committees from time to time.

Identifying and Evaluating Director Nominees

Our Board is responsible for selecting its own members. The Board delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board, and of management, will be requested to take part in the process as appropriate.

Generally, our Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, using search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, our Nominating and Corporate Governance Committee confirms that the candidates meet all the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to us during their tenure, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and considering the overall composition and needs of our Board. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board’s approval as director nominees for election to the Board. The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the way it evaluates candidates based on whether the candidate was recommended by a stockholder.

In accordance with our Bylaws and the charter of our Nominating and Corporate Governance Committee, nominations and recommendations of individuals for election to our Board at an annual meeting of stockholders may be made by any stockholder of record entitled to vote for the election of directors at such meeting who provides timely notice in writing to our Secretary at our principal executive offices. To be timely, we must receive the notice not less than 90 days nor more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, we must receive the stockholder’s notice (i) no earlier than the close of business on the 120th day prior to the proposed date of the annual meeting and (ii) no later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the day on which we first make a public announcement of the date of the annual meeting. The stockholder’s written notice must contain specific information required in Section 2.13 of our Bylaws. For additional information about our director nomination requirements, please see our Bylaws.

Minimum Qualifications

Our Nominating and Corporate Governance Committee considers, among other things, the following qualifications, skills and attributes when recommending candidates for the Board’s selection as director nominees for the Board and as candidates for appointment to the Board’s committees: a director nominee shall have the highest personal and professional integrity, shall have demonstrated exceptional ability and judgment, and shall be most effective, in conjunction with the other director nominees to the Board, in collectively serving the long-term interests of the stockholders.

In evaluating proposed director candidates, our Nominating and Corporate Governance Committee may consider, in addition to the minimum qualifications and other criteria for board membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, diversity considerations, the skills of the proposed director candidate, his or her depth and breadth of professional experience or other background characteristics, his or her independence and the needs of the Board. We have no formal policy regarding board diversity, but believe that our Board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. In this regard, the committee also takes into consideration the diversity (for example, with respect to gender, race and national origin) of our board members. The committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors. Our committee’s priority in selecting board members is identification of persons who will further the interests of our company through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, and professional and personal experiences and expertise relevant to our growth strategy.

Non-Management Director Meetings

In addition to the meetings of the committees of the Board described above, in connection with the Board meetings, the independent directors met four times in regularly scheduled executive sessions during the fiscal year ended December 31, 2021. The Chairman of the Board presides at these executive sessions. The Audit Committee and the Board have established a procedure whereby interested parties may make their concerns known to independent directors, which is described on our website.

Leadership Structure and Risk Oversight

The positions of our Chairman of the Board and Chief Executive Officer of the Company are separated, with Mr. Podlesak serving as Chairman and Mr. Metzger, and prior to him Dr. Morrison, as our Chief Executive Officer. As a general policy, our Board believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board.

Our Board recognizes that depending on the circumstances, other leadership models, such as combining the role of Chairman of the Board with the role of Chief Executive Officer, might be appropriate. Accordingly, our Board may periodically review its leadership structure.  Our Board believes its administration of its risk oversight function has not affected its leadership structure.

Our Board oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our company, our Board addresses the primary risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. Additionally, the Board reviews at least annually the Company’s business initiatives, capital projects and budget matters.

Certain of the committees of our Board also oversees the management of the Company’s risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Financial Officer and/or our Chief Accounting Officer periodically provides reports to the Audit Committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our Audit Committee meets privately with representatives from our independent registered public accounting firm. The Audit Committee, as part of its responsibilities, oversees the Company’s significant financial and operational risk exposures, including but not limited to accounting matters, liquidity and credit risks, corporate tax positions, insurance coverage, and cash investment strategy and results. The Audit Committee is also responsible for overseeing the management of risks relating to the performance of the Company’s internal audit function (if required) and its independent registered accounting firm, as well as the Company’s systems of internal controls and disclosure controls and procedures. The Compensation Committee is responsible for overseeing the Company’s major compensation-related risk exposures, including risks related to executive compensation and overall compensation and benefit strategies, plans, arrangements, practices and policies. The Nominating and Corporate Governance Committee oversees the Company’s major legal compliance risk exposures, including the company’s procedures and any related policies with respect to risk assessment and risk management. The Science and Technology Committee assists and advises the Board with respect to scientific research and development matters. These committees provide regular reports to the full Board.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at www.syndax.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on its website.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to, among other things, board membership criteria and selection, board meetings and committees, risk oversight, management review and responsibility, including performance evaluation and succession planning. The Corporate Governance Guidelines are available in the “Investors–Corporate Governance” section of our website, www.syndax.com.

Environmental, Social and Governance Commitment

In addition to the foregoing descriptions of our governance policies and practices, the following is a summary of our environmental and social commitment policies and practices:

•

Sustainability: The Company leases each of its office facilities and does not operate any of its own research and development facilities.  Nonetheless, we are reviewing our environmental impact and ways in which we can operate more responsibly and sustainably. The Company has been methodically minimizing its use of paper records in favor of electronic records and has a robust recycling program in each office for paper, batteries and electronic equipment. Employees have flexibility to work from home or utilize public transportation when commuting to an office facility. Electric car charging stations are available to employees at our Massachusetts office location.

•

Human Capital Management: We have a vibrant and growing culture and are committed to the health and welfare of our employees. Our important work to realize a future in which people with cancer live longer and better than ever before requires a specialized and dedicated workforce. We support the development of our employees with a generous compensation and benefits package, internal advancement, and individualized development opportunities. We also offer multiple internships each year, which we believe will help foster a diverse workforce in the biotechnology industry. Syndax leaders participate as mentors in a leadership development initiative to increase biotechnology industry diversity and the Company sponsors employee participation in the program. Our annual voluntary turnover rate has been less than 14% for the last 3 fiscal years and our annual internal promotion rate has ranged from 13 –

22% annually.
•

Workforce Diversity: As of December 31, 2021, women comprise 56% of our employee workforce and 38% of our employee leaders at the level of director or above. We do not ask our employees to self-identify as racial and ethnic minorities and therefore do not maintain any metrics on this information.

•	Corporate Responsibility: We are committed to the communities in which we operate. The Company and our employees participate in multiple charitable endeavors each year.

Policy Prohibiting Hedging and Pledging

Pursuant to our Insider Trading Policy, our officers, directors, employees and consultants are prohibited from engaging in transactions in publicly traded options, such as puts and calls, and other derivative securities with respect to our common stock at any time. This prohibition extends to any hedging, pledging or similar transaction designed to decrease the risks associated with holding our securities.

Stockholder Communications with Our Board of Directors

The Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders wishing to communicate directly with our Board may send correspondence to our Secretary, c/o Syndax Pharmaceuticals, Inc., 35 Gatehouse Drive, Building D, Floor 3, Waltham, Massachusetts 02451. Our Secretary will forward all comments directly to the Board. These communications will be reviewed by the Secretary of the Company designated by the Board who will determine whether the communication is appropriate for presentation to the Board or the relevant director. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement.  We believe that our compensation policies and decisions are consistent with current market practices.  Compensation of our named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead us successfully in a competitive environment.

Accordingly, the Board is asking the shareholders to indicate their support for the compensation of the Company’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

The vote is advisory and therefore not binding on the Board or the Company. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Vote Required

Advisory (non-binding) approval of our executive compensation requires the approval of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Our Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR

THE EXECUTIVE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS

(PROPOSAL 2 ON YOUR NOTICE OF INTERNET AVAILABILITY)

PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF SOLICITATION OF

ADVISORY STOCKHOLDER APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Act and Section 14A of the Exchange Act also enable our stockholders, at least once every six years, to indicate their preference regarding how frequently we should solicit a non-binding advisory vote on the compensation of our named executive officers as disclosed in the Company’s proxy statement. Accordingly, we are asking stockholders to indicate whether they would prefer an advisory vote every year, every other year or every three years. Alternatively, stockholders may abstain from casting a vote.

After considering the benefits and consequences of each alternative, the Board recommends that the advisory vote on the compensation of our named executive officers be submitted to stockholders each year.

The Board believes that an annual advisory vote on the compensation of our named executive officers is the most appropriate policy for us at this time. While our executive compensation program is designed to promote the creation of stockholder value over the long term, the Board recognizes that executive compensation disclosures are made annually, and holding an annual advisory vote on the compensation of our named executive officers provides us with more direct and immediate feedback on our executive compensation program, policies and disclosures. However, stockholders should note that because a proposed annual advisory vote would occur well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our compensation plans and arrangements for our executive officers in consideration of any single year’s advisory vote by the time of the following year’s annual meeting of stockholders. We believe, however, that an annual advisory vote on the compensation of our named executive officers is consistent with our practice of seeking input and engaging in dialogue with our stockholders on corporate governance matters.

Vote Required

While the Board believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of our executive officer compensation practices should be held every year, every other year or every three years. The option among those choices that receives the votes of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be deemed to be the frequency preferred by the stockholders.

The Board and the Compensation Committee value the opinions of the stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, the Board will consider the stockholders’ concerns and evaluate any appropriate next steps. The Board may decide, however, because this vote is advisory and, therefore, not binding on the Board or the Company, that it is in the best interests of the stockholders that the Company hold an advisory vote on executive compensation more or less frequently than the option preferred by the stockholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of the Company or the Board.

Our Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS THAT YOU VOTE FOR “ONE YEAR”

(PROPOSAL 3 ON YOUR NOTICE OF INTERNET AVAILABILITY)

PROPOSAL 4: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Deloitte & Touche LLP, independent registered public accounting firm, has been selected by the Audit Committee as our auditors for the fiscal year ending December 31, 2022.  Deloitte & Touche LLP acted as the independent registered public accounting firm for Syndax since 2008. A representative of Deloitte & Touche LLP is expected to be available at the Annual Meeting with the opportunity to make a statement if he or she desires and to respond to appropriate questions.

The Company’s organizational documents do not require that the stockholders ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. Syndax requests such ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain Deloitte & Touche LLP, but still may retain this firm. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of Syndax and its stockholders.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.

Pre-Approval Policies and Procedures

Our Audit Committee approves all audit and pre-approves all non-audit services provided by Deloitte & Touche LLP before it is engaged by us to render non-audit services. These services may include audit-related services, tax services and other services.

The pre-approval requirement set forth above does not apply with respect to non-audit services if:

•	all such services do not, in the aggregate, amount to more than 5% of the total fees paid by us to Deloitte & Touche LLP during the fiscal year in which the services are provided;
•	such services were not recognized as non-audit services at the time of the relevant engagement; and
•	such services are promptly brought to the attention of and approved by the Audit Committee (or its delegate) prior to the completion of the annual audit.

The Audit Committee elected to delegate pre-approval authority to the chairperson of the Audit Committee to approve any one or more individual permitted non-audit services for which estimated fees do not exceed $100,000 as well as adjustments to any estimated pre-approval fee thresholds up to $50,000 for any individual service. Any services that would exceed such limits should be pre-approved by the full Audit Committee. The chairperson shall report any pre-approval granted at the next scheduled meeting of the Audit Committee.

Independent Registered Public Accounting Firm Fees

The following is a summary and description of fees incurred by Deloitte & Touche LLP for the fiscal years ended December 31, 2021 and 2020. All fees described below were pre-approved by the Audit Committee.

		Percentage of 2021		Percentage of 2020
	Fiscal year	Services Approved	Fiscal year	Services Approved
	2021	By Audit Committee	2020	By Audit Committee
Audit fees (1)	$658,400	100%	$507,106	100%
Audit-related fees (2)	$291,499	100%	$312,215	100%
Tax fees (3)	$51,750	100%	$15,000	100%
All other fees	$-	n/a	$-	n/a
Total fees	$1,001,649	100%	$834,321	100%

(1) Audit fees consist of fees for our quarterly reviews and audit of our annual financial statements.

(2) Audit-related fees are fees related to services performed in connection with registration statements or other regulatory filings with the SEC, comfort letters, consents, and fees for accounting consultation.

(3) Tax fees are related to tax advisory services rendered in connection with the determination of whether the Company experienced an “ownership change” as specified in Section 382 of the Internal Revenue Code.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL 4 ON YOUR NOTICE OF INTERNET AVAILABILITY)

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Officer Compensation

Summary Compensation Table

The following table sets forth information regarding compensation awarded to or earned by our Chief Executive Officer and our other most highly compensated executive officers, or collectively, the named executive officers, during the fiscal years indicated. For Dr. Ganguli, we provided information solely with respect to the year ended December 31, 2021 because she was not a named executive officer during the previous fiscal year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Briggs W. Morrison, M.D.	2021	618,563	⸺	⸺	2,968,473	309,280	8,000	3,904,316
Chief Executive Officer(5)	2020	600,547	⸺	⸺	1,273,590	285,260	6,000	2,165,397
Michael A. Metzger	2021	594,104	⸺	⸺	2,434,751	297,050	8,000	3,333,905
Chief Operating Officer(5)	2020	576,800	⸺	142,050	950,701	273,980	6,000	1,949,531
Anjali Ganguli	2021	308,580	⸺	193,600	1,425,473	134,000	8,000	2,069,653
Chief Business Officer
Daphne Karydas(6)	2021	307,670	$50,000(7)	⸺	1,782,100	130,750	8,000	2,278,520
Former Chief Financial Officer	2020	200,881	⸺	⸺	2,847,733	80,750	⸺	3,129,364

___________

(1)

The amounts reported in this column represent the aggregate grant date fair value of restricted stock unit awards (“RSUs”) and stock options granted to our named executive officers as computed in accordance with Accounting Standards Codification Topic 718 (“ASC 718”). The assumptions used in calculating the grant date fair value of the RSUs and stock options reported in this column are set forth in note 13 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 1, 2022. The amounts reported in this column do not reflect the actual economic value that may be realized by the named executive officers.

(2)	See “—Narrative Disclosure to Summary Compensation Table—Equity-Based Incentive Awards” below for a description of the material terms of the program pursuant to which this compensation was awarded.
(3)

The amounts reported in this column represent annual performance-based bonuses earned based on the achievement of company and individual performance goals and other factors deemed relevant by our Board and Compensation Committee. For additional information, see “–Narrative Disclosure to Summary Compensation Table – Annual Performance-Based Cash Compensation.”

(4)	Amount represents employer matching contribution to the named executive officer’s account under the 401(k) plan.
(5)

As previously disclosed, Dr. Morrison transitioned from his role as Chief Executive Officer and principal executive officer to President, Head of Research and Development as of February 2, 2022.  Effective as of the same date, Mr. Metzger was appointed as our Chief Executive Officer and principal executive officer.  Accordingly, unless otherwise noted, the information included in the Executive Compensation section reflects each executive’s position as of December 31, 2021.

(6)

Ms. Karydas resigned as our Chief Financial Officer, treasurer, principal financial officer and principal accounting officer, effective October 22, 2021, in order to pursue another opportunity.  Ms. Karydas remained with us through the end of the year as a consultant.

(7)	Amount represents a one-time sign-on bonus that Ms. Karydas received pursuant to her employment agreement.

Narrative Disclosure to the Summary Compensation Table

Annual Base Salary

Our named executive officers receive a base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary. See “—Employment Arrangements” for additional information.

Equity-Based Incentive Awards

Our equity award program is the primary vehicle for offering long-term incentives to our executives. We believe that equity awards provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. Historically, we have used stock option grants for this purpose because we believe they are an effective means by which to align the long-term interests of our executive officers with those of our stockholders. The use of options also can provide tax and other advantages to our executive officers relative to other forms of equity compensation.

We award equity grants broadly to our employees, including to our non-executive employees. Grants to our executives and other employees are made at the discretion of the Board and are generally made upon commencement of employment, promotion or annually during the first quarter of each year. We believe that our equity awards are an important retention tool for our executive officers, as well as for our other employees.

In connection with our annual grant process, on February 3, 2021, our Compensation Committee granted each of Dr. Morrison, Mr. Metzger and Ms. Karydas an option to purchase 195,000, 160,000 and 95,000 shares of our common stock, respectively, at an exercise price of $21.36 per share under the 2015 Omnibus Incentive Plan. Each option vests in equal monthly installments on the last day of each month over a four-year period, subject to the executive’s continuous service to us through each vesting date.

In certain instances, our Compensation Committee has also granted special incentive awards in the form of restricted stock unit awards as a form of incentive equity compensation. For example, the Compensation Committee granted 10,000 restricted stock units to Dr. Ganguli in September 2021 in recognition of her work on the Company’s collaboration agreement with Incyte Corporation and granted 15,000 restricted stock units to Mr. Metzger in February 2020 in recognition of his work executing multiple equity capital financings. Each of these restricted stock unit awards vests annually over a four-year period measured from the grant date, subject to the executive’s continuous service to us through each vesting date.

Annual Performance-Based Cash Compensation

We develop a performance-based bonus program annually. Under the 2021 annual performance bonus program, each named executive officer was eligible for an annual performance bonus based on (1) the individual’s target bonus, as a percentage of annual base salary, and (2) the percentage attainment of our 2021 corporate goals established by our Board in its sole discretion and communicated to each officer. For the named executive officers other than Dr. Morrison and Mr. Metzger, annual performance bonuses are also based upon the achievement of individual goals. Each named executive officer is assigned a target performance bonus expressed as a percentage of their annual base salary, which for 2021 was 50% for Dr. Morrison, 50% for Mr. Metzger, and 40% for Dr. Ganguli. For 2021, the Compensation Committee approved a 2021 annual performance-based bonus for each of Dr. Morrison, Mr. Metzger and Dr. Ganguli equal to approximately 50%, 50% and 40%, respectively, of their 2021 annual base salary. Due to Ms. Karydas’ departure, she was not eligible to receive an annual performance-based bonus for 2021. For 2020, the Compensation Committee approved a 2020 annual performance-based bonus for each of Dr. Morrison, Mr. Metzger and Ms. Karydas equal to approximately 48%, 48% and 40%, respectively, of their 2020 annual base salary. These performance-based bonuses are reflected above in the column of the Summary Compensation Table above entitled “Non-Equity Incentive Plan Compensation.”

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding equity awards held by the named executive officers that were outstanding as of December 31, 2021:

	Option Awards						Stock Awards
	Number of Securities				Option		Shares or Units of Stock
Name	Underlying Unexercised Options				Exercise	Option	That Have Not Vested
	Exercisable		Unexercisable		Price	Expiration	Number	Market Value
	(#)		(#)		($/Sh)(1)	Date	(#)	($)(2)
Briggs W. Morrison	44,688	(3)	150,312	(3)	21.36	2/3/2031
	92,958	(4)	101,042	(4)	9.47	2/12/2030
	129,063	(5)	47,937	(5)	6.38	2/6/2029
	39,333	(6)	19,667	(6)	6.38	2/6/2029
	195,833	(7)	4,167	(7)	9.40	3/1/2028
	160,000	(8)	—		8.77	2/6/2027
	227,022	(9)	—		10.90	9/9/2025

	362,351	(10)	—		7.20	6/30/2025
Michael A. Metzger	36,667	(3)	123,333	(3)	21.36	2/3/2031
	67,083	(4)	72,917	(4)	9.47	2/12/2030
							11,250(11)	246,263
	125,000	(12)	75,000	(12)	9.15	7/4/2029
	12,545	(5)	32,500	(5)	6.38	2/6/2029
	26,666	(6)	13,334	(6)	6.38	2/6/2029
	122,396	(7)	2,604	(7)	9.40	3/1/2028
	50,000	(8)	—		8.77	2/6/2027
	157,307	(9)	—		10.90	9/9/2025
	13,888	(13)	—		7.20	6/1/2025
Anjali Ganguli						9/15/2031	10,000(14)	218,900
	4,167	(15)	45,833	(15)	19.36	9/15/2031
	11,000	(3)	37,000	(3)	21.36	2/3/2031
	14,375	(4)	15,625	(4)	9.47	2/12/2030
	31,354	(5)	11,646	(5)	6.38	2/6/2029
	4,889	(6)	2,444	(6)	6.38	2/6/2029
	17,821	(16)	379	(16)	9.63	2/8/2028
	7,500	(17)	—		13.00	4/3/2027
	12,000	(8)	—		8.77	2/6/2027
	3,539	(18)	—		10.90	9/9/2025
	7,400	(19)	—		7.20	6/1/2025
Daphne Karydas	85,104	(20)	129,896	(20)	18.96	5/12/2030
	21,771	(3)	73,229	(3)	21.36	2/3/2031

_________________

(1)	Each stock option was granted with an exercise price equal to the fair market value of our common stock on the grant date.
(2)	Market values are calculated based on the closing market price of our common stock as reported on the Nasdaq Global Select Market on December 31, 2021, which was $21.89 per share.
(3)	These options vest in equal monthly installments on the last day of each month over a four-year period of continuous service following the grant date of February 3, 2021.
(4)	These options vest in equal monthly installments on the last day of each month over a four-year period of continuous service following the grant date of February 12, 2020.
(5)	These options vest in equal monthly installments on the last day of each month over a four-year period of continuous service following the grant date of February 6, 2019.
(6)

These options vest periodically upon the Company achieving certain milestones and, following achievement of any such milestone, one-third of the option conditioned upon achievement of such milestone shall vest immediately, with the remaining two-thirds of the option vesting annually upon the one- and two-year anniversaries following such achievement.

(7)	These options vest in equal monthly installments on the last day of each month over a four-year period of continuous service following the grant date of March 1, 2018.
(8)	These options to purchase shares of our common stock have a grant date of February 6, 2017 and are fully vested as of February 6, 2021.
(9)	These options to purchase shares of our common stock have a grant date of September 9, 2015 and are fully vested as of March 31, 2019.
(10)	These options to purchase shares of our common stock have a grant date of June 30, 2015 and are fully vested as of March 31, 2019.
(11)

These restricted stock units have a grant date of February 12, 2020 and vest as to 3,750 restricted stock units annually during each of the four years from the grant date, subject to the executive’s continuous service through each vesting date.

(12)	These options vest in equal monthly installments on the last day of each month over a four-year period of continuous service following the grant date of July 4, 2019.
(13)	These options to purchase shares of our common stock have a grant date of June 1, 2015 and are fully vested as of March 31, 2019.
(14)

These restricted stock units have a grant date of September 27, 2021 and vest as to 2,500 restricted stock units annually during each of the four years from the grant date, subject to the executive’s continuous service through each vesting date.

(15)	These options vest in equal monthly installments on the last day of each month over a four-year period of continuous service from September 27, 2021.
(16)	These options vest in equal monthly installments on the last day of each month over a four-year period of continuous service following the grant date of February 8, 2018.

(17)	These options to purchase shares of our common stock have a grant date of April 3, 2017 and are fully vested as of April 3, 2021.
(18)	These options to purchase shares of our common stock have a grant date of September 9, 2015 and are fully vested as of September 9, 2019.
(19)	These options to purchase shares of our common stock have a grant date of June 1, 2015 and are fully vested as of May 18, 2019.
(20)

This option to purchase shares of our common stock has a grant date of May 12, 2020. 25% of this option will vest on May 12, 2021, the one- year anniversary of the vesting commencement date. Thereafter, the remainder of the shares vest in equal monthly installments on the last day of each month over a three-year period of continuous service.

Employment Agreements

Below are descriptions of our employment agreements with our named executive officers. The agreements generally provide for at-will employment without any specific term and set forth the named executive officer’s initial base salary, annual target bonus and severance benefits upon a qualifying termination of employment or change in control of our company. Each named executive officer is also eligible to participate in all employee benefit plans that are generally available to our employees. Furthermore, each of our named executive officers has executed our standard form of proprietary information and inventions assignment agreement. The key terms of the employment agreements with our named executive officers, including potential payments upon termination or change in control, are described below.

Michael A. Metzger. Our employment agreement, as amended from time to time, with Mr. Metzger provides for his at-will employment as our Chief Executive Officer. Previously Mr. Metzger served as our President and Chief Operating Officer. Mr. Metzger’s employment agreement established his base salary and annual target performance bonus at the time it was executed, which our Compensation Committee may increase from time to time. Mr. Metzger’s base salary was $594,104 and $576,800, for 2021 and 2020, respectively. Mr. Metzger’s employment agreement further provides that he is eligible to earn an annual target performance bonus upon attainment of objectives to be determined by our Board or our Compensation Committee. Effective as of January 1, 2022, our Board approved the Compensation Committee’s recommendations to increase Mr. Metzger’s base salary to $640,000, with an annual target performance bonus of up to 60% of his annual base salary.

Pursuant to his employment agreement, Mr. Metzger also is entitled to reimbursement for all necessary and reasonable business expenses incurred in connection with his duties in accordance with our generally applicable policies. Additionally, we have agreed to reimburse, or pay for, all reasonable expenses incurred by Mr. Metzger in commuting between our Waltham office and his current principal residence, including Mr. Metzger’s actual and reasonable living expenses incurred in the Waltham area and his current principal residence. If Mr. Metzger decides to relocate his residence to Waltham, we have agreed to pay Mr. Metzger up to $50,000 for ordinary and necessary expenses incurred by him because of his relocation.

Mr. Metzger’s employment agreement provides that in the event his employment is terminated without “cause,” as defined in his employment agreement, or he terminates his employment for “good reason,” as defined in his employment agreement, he is entitled to (i) a lump sum severance payment equal to 12 months base salary, (ii) a portion of his annual target performance bonus in effect as of the termination based on the number of days Mr. Metzger was employed in the year of termination, (iii) payment on his behalf of up to 18 months of health insurance benefits continuation, (iv) with respect to equity awards granted to Mr. Metzger prior to the date of his termination, accelerated vesting and the lapse of any reacquisition or repurchase rights we hold with respect to such equity awards for the portion of such equity awards that would have otherwise vested within the 12-month period following the date of Mr. Metzger’s termination of employment without cause or for good reason were he to remain employed with us during such 12-month period and (v) an extension on the time period during which Mr. Metzger has to exercise any options that are held by him on the date of his termination of employment to the shorter of (A) 12 months or (B) the remaining term of the option. If Mr. Metzger’s employment is terminated without cause or he terminates his employment for good reason within three months prior to or 12 months after a “change in control,” as defined in his employment agreement, he is instead entitled to (a) a lump sum severance payment equal to the sum of 18 months base salary and 150% of the greater of (1) the average annual target performance bonus paid to him for the preceding three years or (2) his annual target performance bonus in effect as of the change in control, (b) payment on his behalf of up to 18 months of health insurance benefits continuation and (c) full accelerated vesting on all of his unvested options and the lapse of any reacquisition or repurchase rights we hold with respect to any other equity award granted to him pursuant to any of our equity incentive plans and (d) an extension on the time period during which Mr. Metzger has to exercise any options that are held by him on the date of his termination of employment to the shorter of (A) 12 months or (B) the remaining term of the option. To receive his severance benefits, Mr. Metzger must sign a general release of claims.

In addition, Mr. Metzger employment agreement provides that in the event the severance and other benefits provided for or otherwise payable to Mr. Metzger constitute “parachute payments” within the meaning of Section 280G of the Code and are subject to the excise tax imposed by Section 4999 of the Code, we will pay either (i) Mr. Metzger’s severance benefits under the employment agreement in full or (ii) only a part of Mr. Metzger’s severance benefits under the employment agreement such that Mr. Metzger receives the largest payment possible without the imposition of the excise tax, in each case, depending upon which alternative would result in Mr. Metzger receiving the greater net after-tax payment.

Briggs W. Morrison, M.D. Our employment agreement, as amended from time to time, with Dr. Morrison provides for his at-will employment as our President, Head of Research and Development. Previously, Dr. Morrison served as our Chief Executive Officer. Dr. Morrison’s employment agreement established his base salary and annual target performance bonus at the time it was executed, which our Compensation Committee may increase from time to time. Dr. Morrison’s base salary was $618,563 and $600,547 for 2021 and 2020, respectively. Dr. Morrison’s employment agreement further provides that he is eligible to earn an annual target performance bonus upon attainment of objectives to be determined by our Board or our Compensation Committee. Effective as of January 1, 2022, our Board approved the Compensation Committee’s recommendations to increase Dr. Morrison’s base salary to $637,500, with an annual target performance bonus of up to 50% of his annual base salary.

Pursuant to his employment agreement, Dr. Morrison also is entitled to reimbursement for all necessary and reasonable business expenses incurred with his duties in accordance with our generally applicable policies. Additionally, we have agreed to reimburse, or pay for, all reasonable expenses incurred by Dr. Morrison in commuting between our Waltham office and his current principal residence, including Dr. Morrison’s actual and reasonable living expenses incurred in the Waltham area and his current principal residence. If Dr. Morrison decides to relocate his residence to Waltham, we have agreed to pay Dr. Morrison for ordinary and necessary expenses incurred by him because of his relocation.

Dr. Morrison’s employment agreement provides that in the event his employment is terminated without “cause,” as defined in his employment agreement, or he terminates his employment for “good reason,” as defined in his employment agreement, he is entitled to (i) a lump sum severance payment equal to 12 months base salary, (ii) a portion of his annual target performance bonus in effect as of the termination based on the number of days Dr. Morrison was employed in the year of termination, (iii) payment on his behalf of up to 18 months of health insurance benefits continuation, (iv) with respect to equity awards granted to Dr. Morrison prior to the date of his termination, accelerated vesting and the lapse of any reacquisition or repurchase rights we hold with respect to such equity awards for the portion of such equity awards that would have otherwise vested within the 12-month period following the date of Dr. Morrison’s termination of employment without cause or for good reason were he to remain employed with us during such 12-month period and (v) an extension on the time period during which Dr. Morrison has to exercise any options that are held by him on the date of his termination of employment to the shorter of (A) 12 months or (B) the remaining term of the option. If Dr. Morrison’s employment is terminated without cause or he terminates his employment for good reason within three months prior to or 12 months after a “change in control,” as defined in his employment agreement, he is instead entitled to (a) a lump sum severance payment equal to the sum of 18 months base salary and 150% of the greater of (1) the average annual target performance bonus paid to him for the preceding three years or (2) his annual target performance bonus in effect as of the change in control, (b) payment on his behalf of up to 18 months of health insurance benefits continuation and (c) full accelerated vesting on all of his unvested options and the lapse of any reacquisition or repurchase rights we hold with respect to any other equity award granted to him pursuant to any of our equity incentive plans and (d) an extension on the time period during which Dr. Morrison has to exercise any options that are held by him on the date of his termination of employment to the shorter of (A) 12 months or (B) the remaining term of the option. To receive his severance benefits, Dr. Morrison must sign a general release of claims.

In addition, Dr. Morrison’s employment agreement provides that in the event the severance and other benefits provided for or otherwise payable to Dr. Morrison constitute “parachute payments” within the meaning of Section 280G of the Code and are subject to the excise tax imposed by Section 4999 of the Code, we will pay either (i) Dr. Morrison’s severance benefits under the employment agreement in full or (ii) only a part of Dr. Morrison’s severance benefits under the employment agreement such that Dr. Morrison receives the largest payment possible without the imposition of the excise tax, in each case, depending upon which alternative would result in Dr. Morrison receiving the greater net after-tax payment.

Anjali Ganguli, Ph.D. Our employment agreement with Dr. Ganguli provides for her at-will employment as our Chief Business Officer. Dr. Ganguli’s employment agreement established her base salary and annual target performance bonus at the time it was executed, which our Compensation Committee may increase from time to time. Dr. Ganguli’s employment agreement, which she entered into at the time of her promotion to Chief Business Officer, established her base salary at $335,000. Dr. Ganguli’s employment agreement further provides that she is eligible to earn an annual target performance bonus upon attainment of objectives to be determined by our Board or our Compensation Committee. Effective as of January 1, 2022, our Board approved the Compensation Committee’s recommendations to increase Dr. Ganguli’s base salary to $357,000, with an annual target performance bonus of up to 40% of her annual base salary. Dr. Ganguli also is entitled to reimbursement for all necessary and reasonable business expenses incurred in connection with her duties in accordance with our generally applicable policies.

Dr. Ganguli’s employment agreement provides that in the event her employment is terminated without “cause,” as defined in her employment agreement, or she terminates her employment for “good reason,” as defined in her employment agreement, she is entitled to (i) a lump sum severance payment equal to nine months base salary and (ii) payment on her behalf of up to nine months of health insurance benefits continuation. If Dr. Ganguli’s employment is terminated without cause or she terminates her employment for good reason within three months prior to or 12 months after a “change in control” of us, as defined in her employment agreement, she is instead entitled to (a) a lump sum severance payment equal to the sum of 12 months base salary and 100% of the greater of (1) the average annual target performance bonus paid to her for the preceding three years or (2) her annual target performance bonus in effect as of the change in control, (b) payment on her behalf of up to 12 months of health insurance benefits continuation and (c) full accelerated vesting on all of her unvested options and the lapse of any reacquisition or repurchase rights we hold with respect to any other equity award granted to her pursuant to any of our equity incentive plans. To receive her severance benefits, Dr. Ganguli must sign a general release of claims.

In addition, Dr. Ganguli’s employment agreement provides that in the event the severance and other benefits provided for or otherwise payable to Dr. Ganguli’s constitute “parachute payments” within the meaning of Section 280G of the Code and are subject to the excise tax imposed by Section 4999 of the Code, we will pay either (i) Dr. Ganguli’s severance benefits under the employment agreement in full or (ii) only a part of Dr. Ganguli’s severance benefits under the employment agreement such that Dr. Ganguli receives the largest payment possible without the imposition of the excise tax, in each case, depending upon which alternative would result in Dr. Ganguli receiving the greater net after-tax payment.

Daphne Karydas. Our employment agreement with Ms. Karydas provided for her at-will employment as our Chief Financial Officer until her voluntary departure in October 2021. Ms. Karydas’ employment agreement established her base salary and annual target performance bonus at the time it was executed, which our Compensation Committee could increase from time to time. Ms. Karydas’ base salary was $425,000 for 2020. Ms. Karydas’ employment agreement further provided that she was eligible to earn an annual target performance bonus upon attainment of objectives to be determined by our Board or our Compensation Committee. Effective as of January 1, 2021, our Board approved the Compensation Committee’s recommendations to increase Ms. Karydas’ base salary to $437,750, with an annual target performance bonus of up to 40% of her annual base salary. In addition to the annual target performance bonus, on March 1, 2021 Ms. Karydas received a one-time sign-on bonus of $50,000.

Other Benefits

Our named executive officers are eligible to participate in all our employee benefit plans, such as medical, dental, vision, group life, short and long-term disability and our 401(k) plan, in each case on the same basis as other employees, subject to applicable laws. We also provide vacation and other paid holidays to all employees, including our named executive officers. We believe these benefits are important to attracting and retaining experienced executives. We do not currently provide perquisites to our executive officers, given our attention to the cost-benefit tradeoff of such benefits, and our Board’s knowledge of the benefit offerings at other companies.

401(k) Retirement Plan

We maintain a defined contribution retirement plan for our employees. Our 401(k) plan is intended to qualify as a tax-qualified plan under Section 401 of the Code so that contributions to our 401(k) plan and income earned on such contributions are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions, which are not taxable when distributed). Our 401(k) plan provides that each participant may contribute up to 100% of his or her pre-tax compensation, up to a statutory limit of $19,500 for 2021. Participants who are at least 50 years old can also make “catch-up” contributions, which in 2020 and 2021 may be up to an additional $6,000 above the statutory limit. Under our 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee. Our 401(k) plan also permits us to make discretionary and matching contributions, subject to established limits. Previously, we made matching contributions equal to 200% of an employee’s contributions up to a maximum of $6,000 each year. In September 2021, our Compensation Committee approved the increase in the Company’s matching contributions to 200% of an employee’s contributions up to a maximum of $8,000 each year. This increase in the Company’s matching contributions was retroactive for all 2021 contributions.

Director Compensation

Cash and Equity Compensation

We maintain a non-employee director compensation policy, pursuant to which each non-employee director receives an annual base retainer of $41,400. Our non-employee directors also receive the following cash compensation for board services, as applicable:

•	the chairman of the Board (the “Chair”) receives an additional annual retainer of $72,450;

•

each member of our Audit, Compensation, Science and Technology and Nominating and Corporate Governance Committees, other than the chairperson, receives an additional annual retainer of $10,350, $7,765, $7,765 and $5,175, respectively; and

•

each chairperson of our Audit, Compensation, Science and Technology and Nominating and Corporate Governance Committees receives an additional annual retainer of $20,700, $15,525, $15,525 and $10,350, respectively.

We pay all amounts in quarterly installments. We also reimburse each of our directors for their travel expenses incurred relating to their attendance at Board and committee meetings.

Each non-employee director other than the Chair receives an annual award in the form of 16,000 deferred settlement restricted stock units (“Deferred RSUs”) and the Chair receives an annual award of 32,000 Deferred RSUs. For each non-employee director, the shares underlying such Deferred RSUs will not be delivered to the non-employee director and may not be transferred or sold until the earlier of a separation from service, death, disability or change in control. Our practice is to grant the annual equity awards for all non-employee directors on the same date that the Board awards annual equity grants to the Company’s executive officers. Each annual equity award vests on the one-year anniversary of the date of grant, subject to the director’s continued service on the Board. At the time of their appointment to the Board, newly appointed non-employee directors receive a one-time initial award of options to purchase 35,000 shares of our common stock. Each newly appointed non-employee director grant vests monthly over a three-year period.

Director Compensation

The following table sets forth information concerning compensation accrued or paid to our independent, non-employee directors during the year ended December 31, 2021 for their service on our Board. Directors who are also our employees receive no additional compensation for their service as directors and are not set forth in the table below:

	Fees earned
	or paid	Stock	Option
	in cash	awards	awards	Total
Name	($)	($)(1)(2)	($)(1)(3)	($)
Dennis G. Podlesak	157,500	626,553	—	799,599
Fabrice Egros, Ph.D.	50,000	341,760	—	391,760
Martin H. Huber, M.D.	17,708	—	480,697	480,697
Jennifer Jarrett	45,464	341,760	—	387,224
Keith A. Katkin	100,464	341,760	—	442,224
Pierre Legault	102,500	341,760	—	444,260
William Meury	47,500	341,760	—	389,260

(1)

The amounts reported in this column represent the aggregate grant date fair value of Deferred RSUs and stock options granted to our non-employee directors during 2021 as computed in accordance with ASC 718, not including any estimates of forfeitures related to service-based vesting conditions.  The assumptions used in calculating the grant date fair value of the Deferred RSUs and stock options reported in this column are set forth in note 13 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 1, 2022. The amounts reported in this column do not reflect the actual economic value that may be realized by the non-employee directors.

(2)	The following table provides information regarding the aggregate number of equity awards granted to our non-employee directors that were outstanding as of December 31, 2021:

	Option Awards	Stock Awards
	Outstanding	Outstanding
Name	at Year-End	at Year-End
Dennis G. Podlesak	271,415	29,333
Fabrice Egros, Ph.D.	63,652	16,000
Martin H. Huber, M.D.	3,889	—
Jennifer Jarrett	83,000	16,000
Keith A. Katkin	107,000	16,000
Pierre Legault	63,000	16,000
William Meury	83,000	16,000

Limitation on Liability and Indemnification Agreements

Our amended and restated certificate of incorporation and amended and restated bylaws contain provisions limiting the liability of directors and provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide our Board with discretion to indemnify our officers and employees when determined appropriate by the Board. In addition, we have entered into indemnification agreements with each of our directors and executive officers. These agreements provide for the indemnification of such persons for all reasonable expenses and liabilities incurred in connection with any action or proceeding brought against them by reason of the fact that they are or were serving in such capacity. We have also obtained director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to us.

Rule 10b5-1 Sales Plans

Our directors and officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades under parameters established by the director or officer when entering into the plan, without further direction from them. The director or officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they do not possess of material nonpublic information, subject to compliance with the terms of our insider trading policy.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures Regarding Transactions with Related Parties

We have adopted a written related party transaction policy in which all proposed related party transactions must be approved by either (i) our full Board in the case of executive officers and directors or (ii) with respect to all other related parties, our Nominating and Corporate Governance Committee. This review covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any “related person” were or are participants involving an amount that exceeds or will exceed $120,000 or, during such time as we qualify as a “smaller reporting company,” the lesser of (a) $120,000 or (b) 1% of the average of our total assets for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest. Transactions involving compensation for services provided to us as an employee, director, consultant or similar capacity by a related person are not covered by this policy. A “related party” is any person who is or was one of our executive officers, directors or director nominees or is a holder of more than 5% of our common stock, or their immediate family members or any entity owned or controlled by any of the foregoing persons.

Certain Related-Party Transactions

Below are our related party transactions since January 1, 2020, to which we have been a party or will be a party, other than compensation, termination, change in control and other arrangements, which are described in the sections titled “Executive Officer and Director Compensation.”

2020 Equity Offering

On January 30, 2020, we entered into a securities purchase agreement (the “2020 Securities Purchase Agreement”) with certain leading life sciences investors, including entities affiliated with Biotechnology Value Fund, L.P. (collectively, “BVF”) and AI Life Sciences Investments LLC, an affiliate of Access Industries Inc. (“AI”), each of which was a holder of more than 5% of our common stock.  The 2020 Securities Purchase Agreement related to the issuance and sale of (i) 3,036,719 shares of our common stock, and (ii) prefunded warrants to purchase 1,338,287 shares of our common stock (the “Prefunded Warrants”), for an aggregate purchase price of $35.0 million. The offering price for the securities was $8.00 per share of common stock ($7.9999 for each Prefunded Warrant). The Prefunded Warrants are exercisable immediately upon issuance at an initial exercise price of $0.0001 per share and have a term of 20 years.  Under the 2020 Securities Purchase Agreement, (a) BVF purchased 375,000 shares of common stock and 612,500 Prefunded Warrants for an aggregate purchase price of approximately $7.9 million, and (b) AI purchased 1,000,000 shares of common stock and 250,000 Prefunded Warrants for an aggregate purchase price of approximately $10.0 million.

Indemnification of Directors and Officers

We entered into indemnification agreements with each of our current directors and executive officers. See the section titled “Executive Officer and Director Compensation —Indemnification.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of March 15, 2022, by: (i) each of our named executive officers; (ii) each of our directors; (iii) all our executive officers and directors as a group; and (iv) each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our voting securities.

Information with respect to beneficial ownership is based on information furnished to us by each director, executive officer or stockholder who holds more than 5% of our outstanding common stock, and Schedules 13G or 13D filed with the SEC, as the case may be. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, and includes options and warrants that are currently exercisable within 60 days of March 15, 2022. Options to purchase shares of our common stock that are exercisable within 60 days of March 15, 2022, are deemed to be beneficially owned by the persons holding these options for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Except as indicated in the footnotes below, each of the beneficial owners named in the table below has, to our knowledge, sole voting and investment power with respect to all shares of common stock listed as beneficially owned by him or her, except for shares owned jointly with that person’s spouse.

We have based our calculation of beneficial ownership on 55,015,245 shares of our common stock outstanding as of March 15, 2022.  Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Syndax Pharmaceuticals, Inc., 35 Gatehouse Drive, Building D, Floor 3, Waltham, Massachusetts 02451.

	Shares of Common Stock	Percentage of Stock Beneficially
Name and Address of Beneficial Owner	Beneficially Owned	Owned
Named Executive Officers and Directors:
Briggs W. Morrison, M.D. (1)	1,357,167	2.4%
Michael A. Metzger (2)	691,295	1.2%
Anjali Ganguli, Ph.D. (3)	142,605	*
Daphne Karydas (4)	132,708	*
Fabrice Egros, Ph.D. (5)	95,652	*
Martin H. Huber, M.D. (6)	7,778	*
Jennifer Jarrett (7)	99,000	*
Keith A. Katkin (8)	123,000	*
Pierre Legault (9)	79,000	*
William Meury (10)	99,000	*
Dennis G. Podlesak (11)	300,748	*
All executive officers and directors as a group (15 persons)	3,691,731	6.3%
5% Stockholders:
Avidity Partners Management LP (12)	5,244,019	9.5%
Entities affiliated with Biotechnology Value Fund, LP (13)	4,931,879	8.9%
Entities affiliated with BlackRock, Inc. (14)	3,689,894	6.7%
Nantahala Capital Management, LLC (15)	3,050,559	5.5%
Frazier Life Sciences Public Fund L.P. (16)	2,772,062	5.0%

*	Represents beneficial ownership of less than 1% of our outstanding common stock.
(1)	Consists of 48,336 shares of common stock and 1,308,831 shares of common stock issuable upon the exercise of stock options within 60 days of March 15, 2022.
(2)	Consists of 10,159 shares of common stock and 681,136 shares of common stock issuable upon the exercise of stock options within 60 days of March 15, 2022.
(3)	Consists of 9,556 shares of common stock and 133,049 shares of common stock issuable upon the exercise of stock options within 60 days of March 15, 2022.

(4)	Consists of 132,708 shares of common stock issuable upon the exercise of stock options within 60 days of March 15, 2022.
(5)	Consists of 32,000 shares of common stock and 63,652 shares of common stock issuable upon the exercise of stock options within 60 days of March 15, 2022.
(6)	Consists of 7,778 shares of common stock issuable upon the exercise of stock options within 60 days of March 15, 2022.
(7)	Consists of 16,000 shares of common stock and 83,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 15, 2022.
(8)	Consists of 16,000 shares of common stock and 107,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 15, 2022.
(9)	Consists of 16,000 shares of common stock and 63,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 15, 2022.
(10)	Consists of 16,000 shares of common stock and 83,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 15, 2022.
(11)	Consists of 29,333 shares of common stock and 271,415 shares of common stock issuable upon the exercise of stock options within 60 days of March 15, 2022.
(12)

Consists of 5,244,019 shares of our common stock held by Avidity Partners Management LP, or Avidity. Each of Avidity Partners Management LP, Avidity Partners Management (GP) LLC, Avidity Capital Partners Fund (GP) LP, Avidity Capital Partners (GP) LLC, Avidity Master Fund LP, David Witzke, and Michael Gregory may be deemed to beneficially own the shares owned by Avidity. This number excludes 857,142 shares of common stock underlying prefunded warrants issued in December 2021 due to an ownership blocker that limits the aggregate exercise of the prefunded warrants by the Reporting Persons. The prefunded warrants are only exercisable to the extent that the holders thereof and their affiliates would beneficially own no more than 9.99% of the outstanding common stock after exercise. Avidity’s address is 2828 N Harwood Street, Suite 1220 Dallas, Texas 75201. The information set forth above is based on our review of Schedule 13G/A filed with the SEC by each of the Avidity entities on February 14, 2022 regarding their beneficial ownership of our common stock as of December 31, 2021.

(13)

Consists of 2,514,836 shares and prefunded warrants held by Biotechnology Value Fund, L.P., or BVF, 2,038,925 shares and prefunded warrants held by Biotechnology Value Fund II, L.P., or BVF2, and 282,410 shares and prefunded warrants held by Biotechnology Value Trading Fund OS LP, or Trading Fund OS. BVF Partners OS Ltd., or Partners OS, as the general partner of Trading Fund OS may be deemed to beneficially own the 282,410 shares and prefunded warrants beneficially owned by Trading Fund OS. BVF Partners L.P., or Partners, as the investment manager of BVF, BVF2 and Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own the 4,931,879 shares and prefunded warrants beneficially owned in the aggregate by BVF, BVF2, Trading Fund OS, and certain Partners managed accounts, or the Partners Managed Accounts. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the 4,931,879 shares and prefunded warrants beneficially owned by Partners. Mark N. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the 4,931,879 shares and prefunded warrants beneficially owned by BVF Inc. The prefunded warrants are only exercisable to the extent that the holders thereof and their affiliates would beneficially own no more than 9.99% of the outstanding common stock after exercise. The address for BVF, BVF2, Partners, BVF Inc. and Mark N. Lampert is 44 Montgomery St., 40th Floor, San Francisco, CA 94104. The address of Trading Fund OS and Partners OS is PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands. The information set forth above is based on based on our review of Amendment No. 6 to Schedule 13G filed with the SEC by BVF on February 14, 2022 regarding their beneficial ownership of our common stock as of December 31, 2021.

(14)

Consists of 3,689,894 shares of our common stock held by the following subsidiaries of BlackRock, Inc, or BlackRock:  BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock Fund Advisors, BlackRock Asset Management Ireland Limited, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc., BlackRock Fund Managers Ltd, BlackRock Asset Management Schweiz AG, and BlackRock Investment Management, LLC.  Blackrock’s address is 55 East 52nd Street, New York, NY 10055. The information set forth above is based on our review of Schedule 13G/A filed with the SEC by each of the Blackrock entities on February 7, 2022 regarding their beneficial ownership of our common stock as of December 31, 2021.

(15)

Consists of 3,050,559 shares and prefunded warrants held by Nantahala Capital Management, LLC, or Nantahala. Each of Nantahala, Wilmot B. Harkey and Daniel Mack may be deemed to beneficially own the shares owned by Nantahala. Nantahala’s address is 130 Main St. 2nd Floor, New Canaan, CT 06840. The information set forth above is based on our review of Schedule 13G filed with the SEC by Nantahala on February 14, 2022 regarding its beneficial ownership of our common stock as of December 31, 2021.

(16)

Consists of (i) 1,188,135 shares of Common Stock held directly by Frazier Life Sciences X, L.P. and (ii) 1,583,927 shares of Common Stock held directly by Frazier Life Sciences Public Fund L.P. FHMLS X, L.P. is the general partner of Frazier Life Sciences X, L.P. and FHMLS X, L.L.C. is the general partner of FHMLS X, L.P. Patrick J. Heron and James N. Topper are the members of FHMLS X, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences X, L.P. FHMLSP, L.P. is the general partner of Frazier Life Sciences Public Fund L.P. and

FHMLSP, L.L.C. is the general partner of FHMLSP, L.P. Patrick J. Heron, James N. Topper, Albert Cha and James Brush are the members of FHMLSP, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences Public Fund L.P. The information set forth above is based on our review of Schedule 13G filed with the SEC by each of the Frazier Life Sciences entities on December 23, 2021 regarding their beneficial ownership of our common stock as of December 20, 2021.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth the aggregate information of our equity compensation plans in effect as of December 31, 2021:

	Column (A)	Column (B)	Column (C)
Number of
	securities	Weighted-	Number of securities
	to be issued	average	remaining
	upon	exercise price of	available for
	exercise of	outstanding	future issuance under
	outstanding	options,	equity compensation
	options,	warrants, and	plans (excluding
	warrants, and	rights	securities reflected
	rights	($)	in Column (A))
Equity compensation plans approved by stockholders:
2007 Stock Plan (1)	-	N/A	-
2015 Omnibus Incentive Plan	6,921,514	$11.99	1,149,575(2)
2015 Employee Stock Purchase Plan	-	N/A	1,073,288(3)
Equity compensation plans not approved by stockholders:	-	N/A	-
Total	6,921,514	$11.99	1,222,863

_______________________

(1) The 2007 Plan was terminated in 2015, and any shares becoming available under the 2007 Plan by expiration, forfeiture, cancellation or otherwise have been and will be added to, and included in, the 2015 Plan.

(2) The number of shares of common stock reserved for issuance under the 2015 Plan will automatically increase on January 1 of each year, commencing on January 1, 2017 and continuing through the expiration of the 2015 Plan, in an amount equal to (a) 4% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year, or (b) a lesser number of shares of common stock determined by the Board prior to the date of the increase (which may be zero). Pursuant to the terms of the 2015 Plan, 2,198,134 shares were added to the reserve on January 1, 2022.

(3) The number of shares of common stock reserved for issuance under the ESPP will automatically increase on January 1 of each year, commencing on January 1, 2017 and continuing through the expiration of the ESPP, by the lesser of (a) 1% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year, (b) 250,000 shares, or (c) such lesser number of shares of common stock as determined by the Board (which may be zero). Pursuant to the terms of the ESPP, 250,000 shares were added to the reserve on January 1, 2022.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, several brokers with account holders who are our stockholders will be “householding” our Proxy Materials. A single Notice of Internet Availability will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability, please notify your broker or Syndax. Direct your written request to: Syndax Pharmaceuticals, Inc., 35 Gatehouse Drive, Building D, Floor 3, Waltham, Massachusetts 02451, Attn: Luke J. Albrecht, Senior Vice President, General Counsel and Secretary, or contact Mr. Albrecht at (781) 419-1400.

Stockholders who currently receive multiple copies of the Notice of Internet Availability at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no business to be brought before the 2022 Annual Meeting which is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action regarding such matters as in their judgment seems advisable. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the 2022 Annual Meeting unless they receive instructions from you with respect to such matter.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is available without charge upon written request to: Syndax Pharmaceuticals, Inc., 35 Gatehouse Drive, Building D, Floor 3, Waltham, Massachusetts 02451, Attn: Luke J. Albrecht, Senior Vice President, General Counsel and Secretary.

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SYNDAX PHARMACEUTICALS, INC.

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

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Go to **www.investorvote.com/SNDX** or scan the QR code — login details are located in the shaded bar below.

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Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR each of the nominees listed in Proposal 1, FOR Proposals 2 and 4, and for every 1 YEAR in Proposal 3:

1. Election of Directors
Nominees:

Nominee	For	Withhold
01 - Keith A. Katkin	☐	☐
02 - Briggs W. Morrison, M.D.	☐	☐
03 - Dennis G. Podlesak	☐	☐

Proposal	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the 2022 proxy statement.	☐	☐	☐
4. To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022.	☐	☐	☐

Proposal	1 Year	2 Years	3 Years	Abstain
3. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company's named executive officers.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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The 2022 Annual Meeting of Stockholders of Syndax Pharmaceuticals, Inc. will be held on Wednesday, May 11, 2022, 10:00 AM, EDT, virtually via the internet at www.meetnow.global/MT6W6S.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

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▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — SYNDAX PHARMACEUTICALS, INC.

Annual Meeting of Stockholders

May 11, 2022 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Michael A. Metzger and Luke J. Albrecht, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SYNDAX PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on May 11, 2022.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

C Non-Voting Items

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Comments — Please print your comments below.